UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 10, 2017

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a
Registrant.

On August 10, 2017, Telenet BVBA (the “Company”), a wholly-owned subsidiary of Telenet Group Holding NV, the Bank of Nova Scotia as Senior Agent and KBC Bank NV as Security Agent, among others, entered into a supplemental deed (the “Supplemental Deed”) to amend and restate the credit agreement, originally dated August1, 2007 and made between, amongst others, the Company as original borrower and The Bank of Nova Scotia as facility agent (as amended and restated from time to time, the “Credit Agreement” and, the Credit Agreement as amended and restated by the Supplemental Deed, the “Amended Credit Agreement”).

Capitalized terms used below shall have the meanings given to them in the Amended Credit Agreement.

The Supplemental Deed amends and restates in full the Credit Agreement to, among other things:

•	expand the scope of the carve outs to various covenants including Permitted Acquisitions, Permitted Financial Indebtedness, Permitted Security Interests, Permitted Payments and Permitted Disposals;

•	permit the refinancing of Facilities outstanding under the credit agreement subject to certain conditions and provide for the ability to increase the Commitments under each Facility; and

•
delete the quarterly maintenance covenant test and replacing it with a springing maintenance covenant test for the benefit of certain designated Facilities only such that Net Total Debt to Consolidated Annualised EBITDA shall not exceed 6:1 on the last day of each quarter if the aggregate of the loans and letters of credit (other than letters of credit that are cash collateralized or undrawn) outstanding under the Revolving Facilities and the net indebtedness under each Ancillary Facility exceeds an amount equal to 33 1/3% of the aggregate of the total commitments under the Revolving Facilities and each Ancillary Facility.

All other terms of the Credit Agreement remain in full force and effect under the Amended Credit Agreement.

The Amended Credit Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Amended Credit Agreement is qualified in its entirety by reference to the full text thereof set forth in Exhibit 4.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Name

4.1	Amended and Restated Telenet Credit Agreement dated August 10, 2017 between, amongst others, Telenet BVBA as original borrower and The Bank of Nova Scotia as facility agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: August 16, 2017